                             FIRST QUARTER REPORT

                                MARCH 31, 1999



--------------------------------------------------------------------------------
                                   STRATTON
                                 MUTUAL FUNDS
--------------------------------------------------------------------------------




                          Stability*Strategy*Success

                                                  [FIRST DATA LOGO APPEARS HERE]
DEAR FELLOW SHAREHOLDER:

The first quarter of 1999 was a continuation of the market performance that we saw in the last nine months of 1998. The growth style of investing performed best and value investing continued to suffer on a relative basis. Large capitalization stocks performed the best which is also a continuation of a trend. In our annual report, we suggested that the overvaluation of growth and undervaluation of value was stretched about as far as it ever gets, but in the first quarter of 1999, we witnessed three more months of the same.

Beginning in April, a major change has taken place in the valuation cycles of this market. Growth stock have under performed and value stocks, especially cyclical value stocks, have come back strong. There are several underlying reasons for this change in market psychology, but the most important is the extremes in valuation that the market had reached as of the end of the first quarter.

The economic scene seems to be changing as there are continuing reports of an improvement in the economies of the Pacific regions. Many manufacturing companies have reported a pick-up in new orders coming from Asia after a two year drought. As Asia recovers, this will have a dramatic effect upon pricing of commodity related industries such as paper, chemicals, metals, and energy. The second major influence on the World economy has been the fact that OPEC seems to be getting its act together. They have reduced oil production; as a consequence, the price of oil has risen from a low of $11.00 to a high of $18.00 per barrel, recently. Oil is one of the most basic costs in our economic system. It finds its way into the cost of transportation, power and petrochemical raw materials. There is no question that if oil prices remain at $18.00 both the producer price index and the consumer price index will reflect this very soon.

We believe that the Federal Reserve has been overly accommodative with a loose money supply and low interest rates in light of the global financial crisis plus a lack of any tangible signs of inflation. When Asia turns and when the oil price increases move into the price indexes, we expect the Federal Reserve to begin a policy of tightening the money supply. This will not be positive to those over extended sectors of the stock market.

This has been the most difficult twelve month period that we can recall for value managers. The differential in performance between growth and value has been more extreme than any we have seen since 1972. Many sectors of the stock market remain extremely overvalued. We believe that the correction set in place by the recovery of the Pacific Rim, the rise in the price of energy and a potential change in the Federal Reserve policy will not benefit stocks which have very high price to earnings ratios. Our entire management effort is focused at trying to pursue areas of undervaluation as measured by the traditional standards--price to cash flow, price to earnings, price to book, and dividend yields. We believe that this two tier market that we have witnessed still offers substantial investment opportunities within it featuring industries and companies that are selling at very significant discounts to the S&P 500.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
May 10, 1999

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

During the first quarter of 1999, we made a series of changes in the Growth Fund adding companies whose earnings expectations for the next two years seem particularly good. We added General Motors to the portfolio, even though we already own Ford and Chrysler. The outlook for U.S. auto sales is extraordinarily good, especially in SUVs and light duty trucks. General Motors has been a laggard compared to the industry in terms of profit margin improvement, but current management is focusing on this issue and will drive the company to catch up to Ford and Chrysler over the next several years.

We added Heinz (2.4%) in the consumer product section, a diversified food manufacturer whose brands are recognized internationally. ReliaStar Financial (1.4%) replaced two of our other insurance companies. This is a diversified life and annuity insurer. Finally, we added to the portfolio Dun & Bradstreet (1.2%). This company has completed the process of transitioning from a highly diversified conglomerate to a very focused information services company; we expect the Fund to benefit with the company's projected double-digit earnings growth over the next several years.

Despite these changes, our basic weightings in industries remain very similar. Banks and financials are the largest industry group with 23.7%, followed by insurance with 15.5%, and consumer non-durables such as food and beverage with 11.4%.

Our turnover ratio for the quarter was 10%, which when annualized would give us a 40% rate which is very much in line with our historical average. Expenses remain at a relatively low level of 1.09%.

On March 31, 1999, the total net assets were $59,254,095 and the net asset value per share was $32.63.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                        [GRAPH FOR STRATTON GROWTH FUND]

           Average Annual Total Return for the period ended 3/31/99
             1 year..................................... -  3.82%
             5 year..................................... + 19.85
            10 year..................................... + 13.99
            15 year..................................... + 13.67
            20 year..................................... + 14.03
            25 year..................................... + 13.96
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
   Year                   Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
9/30/1972                 $   10,000           $       45           $       -
1973-1974                      7,630                   43                   -
1975-1976                     11,280                  458                   -
1977-1978                     14,155                1,217                   -
1979-1980                     14,597                2,147                   -
1981-1982                     17,299                3,703                   -
1983-1884                     24,755                6,347                   -
1985-1986                     38,310               10,805               3,857
1987-1988                     30,774               11,062              10,945
1989-1990                     31,059               14,859              22,901
1991-1992                     32,464               21,871              27,527
1993-1994                     32,622               26,652              35,156
1995-1996                     42,938               41,919              60,327
05/31/1996-12/31/1996*        42,654               44,981              66,844
12/31/1997                    98,447               58,992              52,749
12/31/1998                   116,451               63,997              53,823
03/31/1999                   111,529               61,292              51,548

Past performance is not predictive of future performance.
* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           March 31, 1999 December 31, 1998
-----------------------------------------------------------
Total Net Assets            $59,254,095      $63,323,173
-----------------------------------------------------------
Net Asset Value Per Share        $32.63           $34.07
-----------------------------------------------------------
Shares Outstanding            1,816,016        1,858,587
-----------------------------------------------------------
Number of Shareholders            1,357            1,388
-----------------------------------------------------------
Average Size Account            $43,666          $45,622
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings               Eliminated Holdings
----------------------------------------------------
Dun & Bradstreet Corp.     Eastman Kodak Co.
General Motors Corp.       El Paso Energy Corp.
Heinz (H.J.) Co.           HSB Group, Inc.
ReliaStar Financial Corp.  Pennzoil-Quaker State Co.
                           SAFECO Corp.
                           SUPERVALU, Inc.
                           Union Planters Corp.

Ten Largest Holdings March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
American General Corp.          $ 3,525,000        5.9%
-----------------------------------------------------------
First Union Corp.                 3,516,829        5.9
-----------------------------------------------------------
Pitney Bowes, Inc.                3,187,500        5.4
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    3,048,500        5.1
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       2,899,174        4.9
-----------------------------------------------------------
PNC Bank Corp.                    2,778,125        4.7
-----------------------------------------------------------
DaimlerChrysler AG                2,675,205        4.6
-----------------------------------------------------------
American Express Co.              2,585,000        4.4
-----------------------------------------------------------
Ford Motor Co.                    1,986,250        3.4
-----------------------------------------------------------
Baxter International, Inc.        1,980,000        3.3
-----------------------------------------------------------
                                $28,181,583       47.6%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

During the first quarter of 1999, the market valuation of REITs continued to decline as value stocks remained out of favor. This brought the valuation level of the REIT industry to extraordinary low levels which provided, in many cases, dividend yields in excess of 10% and an average price earnings ratio of 7 times.

This market performance changed suddenly positive in the month of April. There were two reasons for it; first, Warren Buffet indicated in certain S.E.C. filings that he personally owned more than 5% of the shares of two REITs. And second, two of the smaller REITs chose to go private in leveraged buyout transactions led by their management. Both of these actions suggest that the bottom of the REIT prices has been reached and that new attention is being focused on this industry both from insiders and traditional value investors.

During the quarter, we added two new names to the portfolio, Franchise Finance Corp. (1.8%), which is a leading lessor of fast food restaurant properties on a national basis and Mack-Cali (2.1%), which is an operator of suburban office buildings primarily in the northeast. These changes have resulted in only a slight modification in our industry weightings within the portfolio. Apartments have become our largest industry with 17.2%, followed by lodging with 17.1%, and diversified REITs with 12.8%.

We have as a strategic decision been reducing our exposure to healthcare REITs as we are concerned with the long-term ramifications of the Balanced Budget Act on the viability of a number of healthcare entities. Healthcare now represents 10.7% of our portfolio as we have eliminated Universal Health REIT. Our portfolio turnover rate was a very low 4% for the first quarter which when annualized would suggest a rate between 15% and 20% for the year. Our expense ratio remained at a low 1.07%.

On March 31, 1999, the total net assets were $70,292,968 and the net asset value per share was $22.55.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                              [GRAPH FOR STRATTON]

           Average Annual Total Return for the period ended 3/31/99
             1 year..................................... - 19.43%
             5 year..................................... +  4.13
            10 year..................................... +  7.03
            15 year..................................... +  9.51
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
        Year              Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
05/31/1980                $         -          $      583           $  9,113
1981                                -                 583              9,113
1982                                -               1,641              9,354
1983                                -               3,107             10,808
1984                                -               4,379             10,667
1985                                -               6,627             11,795
1986                                -              10,328             14,604
1987                              503              13,744             16,320
1988                            1,043              13,041             13,181
1989                            1,015              15,044             12,824
1990                            1,018              17,513             12,861
1991                              956              19,388             12,084
1992                            1,156              26,570             14,609
1993                            1,242              31,818             15,701
1994                            1,192              33,590             15,060
1995                            1,032              32,499             13,039
1996                            1,138              39,890             14,383
01/31/96-12/31/96*              1,139              43,821             14,399
12/31/1997                      1,257              52,959             15,879
12/31/1998                      1,029              47,819             13,008
03/31/1999                        937              44,647             11,837
Past performance is not predictive of future performance.
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                           March 31, 1999 December 31, 1998
-----------------------------------------------------------
Total Net Assets            $70,292,968      $79,936,302
-----------------------------------------------------------
Net Asset Value Per Share        $22.55           $24.78
-----------------------------------------------------------
Shares Outstanding            3,116,836        3,225,427
-----------------------------------------------------------
Number of Shareholders            3,930            4,252
-----------------------------------------------------------
Average Size Account            $17,886          $18,800
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
------------------------------------------------------------------------
Franchise Finance Corp. of America  Boykin Lodging Co.
Mack-Cali Realty Corp.              Commercial Net Lease Realty, Inc.
                                    Public Storage, Inc.
                                    Universal Health Realty Income Trust

Ten Largest Holdings March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              Market Value Percent of TNA
-------------------------------------------------------------------------
Liberty Property Trust                        $ 3,266,050        4.6%
-------------------------------------------------------------------------
Colonial Properties Trust                       3,187,500        4.5
-------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Pfd. Class A    2,978,550        4.2
-------------------------------------------------------------------------
Health Care REIT, Inc.                          2,795,000        4.0
-------------------------------------------------------------------------
American Health Properties, Inc.                2,455,313        3.5
-------------------------------------------------------------------------
Glimcher Realty Trust                           2,371,875        3.4
-------------------------------------------------------------------------
Mid-Atlantic Realty Trust                       2,357,500        3.4
-------------------------------------------------------------------------
Town & Country Trust                            2,309,081        3.3
-------------------------------------------------------------------------
Meditrust Corp.                                 2,238,750        3.2
-------------------------------------------------------------------------
Gables Residential Trust                        2,206,250        3.1
-------------------------------------------------------------------------
                                              $26,165,869       37.2%
-------------------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

The first quarter of 1999 continued to be a poor performance period for small cap value stocks. Returns for all small cap indices were negative for the quarter despite positive returns from most large cap indices. Within the small cap arena growth outperformed value as technology remained strong. Your Fund fell -10.2% in the quarter versus -5.4% for the Russell 2000. For the three years ending March 31, 1999, we are still significantly ahead of the Fund's benchmark index. More recently, the month of April has provided some relief for value investors, as the markets seemed to shift away from the growth style of investing. The Fund was up 6.7% for the month.

We had two takeovers in the quarter. Federated Department Stores found Fingerhut's internet marketing prowess too attractive to resist and Union Planters expanded their Florida-franchise by acquiring Republic Banking Corp. of Florida. We also sold Kuhlman Corp. which agreed to be acquired by Borg-Warner Automotive in December. Banking/Financial remains our largest sector at 20.8% of the portfolio and should benefit from strong earnings and industry consolidation. Business Services and Industrial stocks are our next largest industry groups at 17.4% and 14.7%, respectively. Dividend-paying technology stocks make up 8.7% of the portfolio.

During the quarter we reduced our exposure to the financial sector by trimming positions in the banking, insurance and REIT industries. We also sold Coca-Cola Bottling, John Harland (a check printer), Marc, Inc. (a marketing firm) and Smart & Final (a grocery chain). New names in the portfolio include AAR Corp. (2.0%) which provides aviation services, New England Business Services (1.6%) which makes business forms and software, and West-Virginia based United Bankshares (1.3%).

With the strong performance shown by the larger growth stocks in the Russell 2000, the performance-based management fee will be reduced until we begin to outperform the index again. For patient investors, this should lead to a lower overall expense ratio for the Fund. As an added measure to reduce expenses, the Board of Directors has decided to pay an annual dividend at year-end rather than incur the expenses associated with a quarterly mailing of a small dividend. Total net assets at quarter end were $35,722,891. Net asset value per share was $18.05.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                              [GRAPH FOR STRATTON]

           Average Annual Total Return for the period ended 3/31/99
             1 year..................................... - 24.99%
             3 year..................................... +  9.24
             5 year..................................... + 10.93
             Since Inception (4/12/93).................. + 10.02
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
       Year               Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
04/12/93                  $         -          $         -          $  10,000
04/1993                             -                    -             10,000
03/31/1994                          -                  158             10,376
03/31/1995                          -                  402             10,352
03/31/1996                          -                  789             12,780
03/31/96-12/31/96*                813                1,067             13,432
12/31/1997                      2,190                1,633             17,976
12/31/1998                      1,995                1,626             16,088
03/31/1999                      1,790                1,460             14,440
Past performance is not predictive of future performance.
* Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           March 31, 1999 December 31, 1998
-----------------------------------------------------------
Total Net Assets            $35,722,891      $42,789,305
-----------------------------------------------------------
Net Asset Value Per Share        $18.05           $20.11
-----------------------------------------------------------
Shares Outstanding            1,978,638        2,128,199
-----------------------------------------------------------
Number of Shareholders            1,622            1,785
-----------------------------------------------------------
Average Size Account            $22,024          $23,972
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
---------------------------------------------------------------------------
AAR Corp.                           Alfa Corp.
LabOne, Inc.                        Centura Banks, Inc. (NC)
New England Business Service, Inc.  Chateau Communities, Inc.
Premier National Bancorp, Inc.      Coca-Cola Bottling Co. Consolidated
United Bankshares, Inc.             Fingerhut Companies, Inc.
                                    Harland (John H.) Co.
                                    Kuhlman Corp.
                                    Marc, Inc.
                                    Mobile America Corp. (FL)
                                    Parkway Properties, Inc.
                                    People's Heritage Financial Group, Inc.
                                    Smart & Final, Inc.

Ten Largest Holdings March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

                                         Market Value Percent of  TNA
---------------------------------------------------------------------
Florida Rock Industries, Inc.            $ 1,365,000        3.8%
---------------------------------------------------------------------
Primex Technologies, Inc.                  1,303,100        3.6
---------------------------------------------------------------------
Riviana Foods, Inc. (DE)                   1,285,625        3.6
---------------------------------------------------------------------
American Heritage Life Investment Corp.    1,165,625        3.3
---------------------------------------------------------------------
Eaton Vance Corp.                          1,127,000        3.1
---------------------------------------------------------------------
Wackenhut Corp. Class B                    1,020,000        2.9
---------------------------------------------------------------------
International Multifoods Corp.               932,500        2.6
---------------------------------------------------------------------
LSI Industries, Inc.                         928,125        2.6
---------------------------------------------------------------------
Morrison Health Care, Inc.                   893,750        2.5
---------------------------------------------------------------------
Velcro Industries, N.V.                      892,500        2.5
---------------------------------------------------------------------
                                         $10,913,225       30.5%
---------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

Why are dividend paying companies so important to the Fund's portfolio?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SSCY is to achieve both dividend income and capital appreciation. In order to achieve these goals, the Fund invests in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the S&P 500 Index. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

What is the investment philosophy used in managing the Fund?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

Why are dividend paying companies so important to the Fund's portfolio?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY's investment objectives.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 65 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks, due to lack of liquidity and other reasons.

SCHEDULE OF INVESTMENTS March 31, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                       Market
                                                          Number of     Value
                                                            Shares    (Note 1)
                                                          ---------- -----------
COMMON STOCKS - 94.7%
Banking/Financial - 23.7%
Bank One Corp............................................     28,160 $ 1,550,560
Comerica, Inc............................................     22,500   1,404,844
Commerce Bancorp, Inc. (NJ)..............................     70,283   2,899,174
First Union Corp.........................................     65,812   3,516,829
Fleet Financial Group, Inc...............................     20,000     752,500
PNC Bank Corp............................................     50,000   2,778,125
Summit Bancorp, Inc......................................     30,000   1,170,000
                                                                     -----------
                                                                      14,072,032
                                                                     -----------
Business Services - 9.7%
Diebold, Inc.............................................     20,000     480,000
Dun & Bradstreet Corp....................................     20,000     712,500
Gallagher (Arthur J.) & Co...............................     30,000   1,380,000
Pitney Bowes, Inc........................................     50,000   3,187,500
                                                                     -----------
                                                                       5,760,000
                                                                     -----------
Capital Goods/Technology - 3.6%
Briggs & Stratton Corp...................................     20,000     986,250
Harris Corp..............................................     40,000   1,145,000
                                                                     -----------
                                                                       2,131,250
                                                                     -----------
Consumer Durables - 9.3%
DaimlerChrysler AG.......................................     31,175   2,675,205
Ford Motor Co............................................     35,000   1,986,250
General Motors Corp......................................     10,000     868,750
                                                                     -----------
                                                                       5,530,205
                                                                     -----------
Consumer Non-Durables - 11.4%
Anheuser-Busch Companies, Inc............................     40,000   3,047,500
ConAgra, Inc.............................................     20,000     511,250
Heinz (H.J.) Co..........................................     30,000   1,421,250
Kimberly-Clark Corp......................................     28,000   1,342,250
Universal Foods Corp.....................................     20,000     412,500
                                                                     -----------
                                                                       6,734,750
                                                                     -----------
Consumer Services - 5.6%
American Express Co......................................     22,000   2,585,000
H&R Block, Inc...........................................     15,000     710,625
                                                                     -----------
                                                                       3,295,625
                                                                     -----------
Health Care - 8.5%
American Home Products Corp..............................     26,000   1,696,500
Baxter International, Inc................................     30,000   1,980,000
Mallinckrodt, Inc........................................     10,000     266,250
Shared Medical Systems Corp..............................     20,000   1,113,750
                                                                     -----------
                                                                       5,056,500
                                                                     -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Industrial - 3.2%
Carpenter Technology Corp...............................     28,000 $   726,250
Fleetwood Enterprises, Inc..............................     40,000   1,145,000
                                                                    -----------
                                                                      1,871,250
                                                                    -----------
Insurance/Services - 15.5%
American General Corp...................................     50,000   3,525,000
Aon Corp................................................     22,500   1,423,125
Jefferson-Pilot Corp....................................     12,500     846,875
Lincoln National Corp...................................     10,000     988,750
ReliaStar Financial Corp................................     20,000     852,500
Unitrin, Inc............................................     50,000   1,562,500
                                                                    -----------
                                                                      9,198,750
                                                                    -----------
Retailing - 2.7%
The Limited, Inc........................................     40,000   1,585,000
                                                                    -----------
Technology - 1.5%
C&D Technologies, Inc...................................     25,000     621,875
Pall Corp...............................................     17,000     281,562
                                                                    -----------
                                                                        903,437
                                                                    -----------
Total Common Stocks (cost $33,439,753)..................             56,138,799
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 5.1%
General Electric Capital Corp. 4.70% due 04/05/99....... $1,700,000   1,700,000
General Motors Acceptance Corp. 4.91% due 04/08/99......  1,300,000   1,300,000
                                                                    -----------
Total Short-Term Notes (cost $3,000,000)................              3,000,000
                                                                    -----------
Total Investments - 99.8% (cost $36,439,753*)...........             59,138,799
Cash and Other Assets Less Liabilities - 0.2%...........                115,296
                                                                    -----------
NET ASSETS - 100.0%.....................................            $59,254,095
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $36,439,753; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $23,289,118
Gross unrealized depreciation......................................    (590,072)
                                                                    -----------
 Net unrealized appreciation....................................... $22,699,046
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
COMMON STOCKS - 88.1%
Apartments - 17.2%
Berkshire Realty Co., Inc. ..............................  140,000  $ 1,566,250
Cornerstone Realty Income Trust, Inc. ...................  130,000    1,381,250
Gables Residential Trust.................................  100,000    2,206,250
Home Properties of New York, Inc. .......................   85,000    1,965,625
Mid-America Apartment Communities, Inc. .................   60,000    1,282,500
Town & Country Trust.....................................  153,300    2,309,081
Walden Residential Properties, Inc. .....................   80,000    1,410,000
                                                                    -----------
                                                                     12,120,956
                                                                    -----------
Diversified - 12.8%
Colonial Properties Trust................................  125,000    3,187,500
EastGroup Properties, SBI................................  125,000    2,015,625
Meditrust Corp. .........................................  180,000    2,238,750
Pacific Gulf Properties, Inc. ...........................   85,000    1,530,000
                                                                    -----------
                                                                      8,971,875
                                                                    -----------
Health Care - 10.7%
American Health Properties, Inc. ........................  135,000    2,455,313
Health Care REIT, Inc. ..................................  130,000    2,795,000
HRPT Properties Trust....................................   90,000    1,215,000
LTC Properties, Inc. ....................................   85,000    1,041,250
                                                                    -----------
                                                                      7,506,563
                                                                    -----------
Lodging - 17.1%
Equity Inns, Inc. .......................................  190,000    1,615,000
FelCor Lodging Trust, Inc. ..............................   80,000    1,855,000
Hospitality Properties Trust.............................   60,000    1,623,750
Innkeepers USA Trust.....................................  180,000    1,676,250
Jameson Inns, Inc. ......................................  160,000    1,450,000
RFS Hotel Investors, Inc. ...............................  125,000    1,445,313
Sunstone Hotel Investors, Inc. ..........................  130,000      934,375
Winston Hotels, Inc. ....................................  175,000    1,410,937
                                                                    -----------
                                                                     12,010,625
                                                                    -----------
Net Lease - 3.2%
Franchise Finance Corp of America........................   60,000    1,263,750
TriNet Corporate Realty Trust, Inc. .....................   40,000    1,015,000
                                                                    -----------
                                                                      2,278,750
                                                                    -----------
Office/Industrial - 8.8%
First Industrial Realty Trust, Inc. .....................   60,000    1,436,250
Liberty Property Trust...................................  157,400    3,266,050
Mack-Cali Realty Corp. ..................................   50,000    1,468,750
                                                                    -----------
                                                                      6,171,050
                                                                    -----------
Outlet Centers - 3.7%
Mills Corp...............................................   48,700      873,556
Tanger Factory Outlet Centers, Inc.......................   90,000    1,721,250
                                                                    -----------
                                                                      2,594,806
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Regional Malls - 3.4%
Glimcher Realty Trust...................................    165,000 $ 2,371,875
                                                                    -----------
Shopping Centers - 11.2%
Developers Diversified Realty Corp......................     60,000     858,750
IRT Property Co.........................................    166,000   1,462,875
Mid-Atlantic Realty Trust...............................    230,000   2,357,500
New Plan Excel Realty Trust, Inc........................    108,000   2,072,250
Western Investment Real Estate Trust....................    110,000   1,141,250
                                                                    -----------
                                                                      7,892,625
                                                                    -----------
Total Common Stocks (cost $71,317,318)..................             61,919,125
                                                                    -----------
PREFERRED STOCKS - 6.1%
Bradley Real Estate, Inc. Conv. Preferred Class A.......    132,380   2,978,550
Kimco Realty Corp. - Depositary Shares Class D..........     50,000   1,190,625
Psychiatric Group Preferred Depositary Shares...........    100,000     118,750
                                                                    -----------
Total Preferred Stocks (cost $5,419,771)................              4,287,925
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 4.7%
American Express Credit Corp. 4.94% due 04/01/99........ $1,350,000   1,350,000
American Express Credit Corp. 4.94% due 04/05/99........    956,000     956,000
American Express Credit Corp. 4.92% due 04/06/99........  1,026,000   1,026,000
                                                                    -----------
Total Short-Term Notes (cost $3,332,000)................              3,332,000
                                                                    -----------
Total Investments - 98.9% (cost $80,069,089*)...........             69,539,050
Cash and Other Assets Less Liabilities - 1.1%...........                753,918
                                                                    -----------
NET ASSETS - 100.0%.....................................            $70,292,968
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $80,069,089; and net unrealized depreciation is as follows:

Gross unrealized appreciation..................................... $  1,350,436
Gross unrealized depreciation.....................................  (11,880,475)
                                                                   ------------
 Net unrealized depreciation...................................... $(10,530,039)
                                                                   ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                       Market
                                                           Number of    Value
                                                            Shares    (Note 1)
                                                           --------- -----------
COMMON STOCKS - 95.0%
Banking/Financial - 20.8%
American Bank of Connecticut..............................  22,000   $   429,000
Colonial BancGroup, Inc. .................................  40,000       480,000
Commerce Bancorp, Inc. (NJ)...............................  20,671       852,679
Community Bank Systems, Inc...............................  17,000       404,812
First Essex Bancorp, Inc..................................  30,000       451,875
First Financial Holdings, Inc.............................  18,000       324,000
JeffBanks, Inc............................................  26,666       556,653
Medford Bancorp, Inc......................................  26,000       416,000
Ocean Financial Corp......................................  34,000       488,750
Premier National Bancorp, Inc.............................  10,000       150,000
Reliance Bancorp, Inc.....................................  20,000       575,000
Republic Banking Corp. of Florida.........................  30,000       560,625
Resource Bancshares Mortgage
 Group, Inc. .............................................  30,000       386,250
Southwest Securities Group, Inc...........................  14,200       401,150
United Bankshares, Inc....................................  20,000       457,500
Webster Financial Corp....................................  16,632       480,249
                                                                     -----------
                                                                       7,414,543
                                                                     -----------
Business Services - 17.4%
AAR Corp..................................................  40,000       712,500
Dain Rauscher Corp........................................  19,000       646,000
Eaton Vance Corp..........................................  56,000     1,127,000
New England Business Service, Inc.........................  20,000       573,750
Primesource Corp..........................................  90,000       506,250
Rollins Truck Leasing Corp................................  20,000       188,750
Schawk, Inc...............................................  60,000       585,000
True North Communications, Inc............................  30,000       843,750
Wackenhut Corp. Class B...................................  60,000     1,020,000
                                                                     -----------
                                                                       6,203,000
                                                                     -----------
Chemical - 3.6%
Primex Technologies, Inc. ................................  62,800     1,303,100
                                                                     -----------
Consumer Durables - 3.2%
Huffy Corp................................................  40,000       480,000
TB Wood's Corp............................................  60,000       675,000
                                                                     -----------
                                                                       1,155,000
                                                                     -----------
Consumer Non-Durables - 10.4%
International Multifoods Corp.............................  40,000       932,500
Riviana Foods, Inc. (DE)..................................  55,000     1,285,625
Tasty Baking Co...........................................  55,000       611,875
Velcro Industries, N.V. ..................................  60,000       892,500
                                                                     -----------
                                                                       3,722,500
                                                                     -----------
Health Care - 7.1%
Diagnostic Products Corp..................................  20,000       485,000
LabOne, Inc. .............................................  30,000       315,000
Morrison Health Care, Inc. ...............................  50,000       893,750
Shared Medical Systems Corp...............................  15,000       835,313
                                                                     -----------
                                                                       2,529,063
                                                                     -----------

                                                                     Market
                                                        Number of     Value
                                                          Shares    (Note 1)
                                                        ---------- -----------
Industrial - 14.7%
A.O. Smith Corp. ......................................     42,000 $   798,000
Commercial Intertech Corp..............................     70,000     778,750
Florida Rock Industries, Inc...........................     40,000   1,365,000
Greenbrier Companies, Inc..............................     73,000     693,500
LSI Industries, Inc....................................     55,000     928,125
Republic Group, Inc....................................     45,000     677,812
                                                                   -----------
                                                                     5,241,187
                                                                   -----------
Insurance/Services - 6.8%
American Heritage Life
 Investment Corp.......................................     50,000   1,165,625
Blanch (E.W.) Holdings, Inc............................     13,000     682,500
Donegal Group, Inc. ...................................     46,666     571,658
                                                                   -----------
                                                                     2,419,783
                                                                   -----------
Real Estate - 2.3%
EastGroup Properties, SBI..............................     16,200     261,225
Innkeepers USA Trust...................................     35,000     325,938
Pacific Gulf Properties, Inc...........................     14,000     252,000
                                                                   -----------
                                                                       839,163
                                                                   -----------
Technology - 8.7%
Analysts International Corp............................     40,000     460,000
Boston Acoustics, Inc..................................     54,000     877,500
MTS Systems Corp.......................................     30,000     303,750
Quixote Corp...........................................     77,500     881,562
Technitrol, Inc........................................     25,000     576,563
                                                                   -----------
                                                                     3,099,375
                                                                   -----------
Total Common Stocks
 (cost $31,974,683)....................................             33,926,714
                                                                   -----------
                                                        Principal
                                                          Amount
                                                        ----------
SHORT-TERM NOTES - 4.5%
American Express Credit Corp. 4.92% due 04/06/99
 (cost $1,600,0000).................................... $1,600,000   1,600,000
                                                                   -----------
Total Investments - 99.5%
 (cost $33,574,683*)...................................             35,526,714
Cash and Other Assets Less Liabilities - 0.5%..........                196,177
                                                                   -----------
NET ASSETS - 100.0%....................................            $35,722,891
                                                                   ===========

--------
* Aggregate cost for federal income tax purposes is $33,574,683; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 6,044,216
Gross unrealized depreciation......................................  (4,092,185)
                                                                    -----------
 Net unrealized appreciation....................................... $ 1,952,031
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1999 (unaudited)

                                               SGF        SMDS         SSCY
                                           ----------- -----------  -----------
ASSETS:
  Investments in securities at value (cost
   $36,439,753, $80,069,089, and
   $33,574,683, respectively) (Note 1).... $59,138,799 $69,539,050  $35,526,714
  Cash....................................      54,406       1,041      190,056
  Dividends and interest receivable.......     102,171     530,976       70,266
  Prepaid expenses........................         440         --           --
  Receivable for securities sold..........         --      786,927          --
                                           ----------- -----------  -----------
    Total Assets..........................  59,295,816  70,857,994   35,787,036
                                           ----------- -----------  -----------
LIABILITIES:
  Accrued expenses and other liabilities..      41,721      63,070       64,145
  Payable for investment securities
   purchased..............................         --      501,956          --
                                           ----------- -----------  -----------
    Total Liabilities.....................      41,721     565,026       64,145
                                           ----------- -----------  -----------
NET ASSETS:
  Applicable to 1,816,016, 3,116,836, and
   1,978,638 shares outstanding,
   respectively/1....................../.. $59,254,095 $70,292,968  $35,722,891
                                           =========== ===========  ===========
  Net asset value, offering and redemption
   price per share........................ $     32.63 $     22.55  $     18.05
                                           =========== ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital......................... $35,115,102 $95,847,866  $33,518,823
  Undistributed net investment income
   (loss).................................     224,286     (65,410)      52,306
  Accumulated net realized gain (loss) on
   investments............................   1,215,661 (14,959,449)     199,731
  Net unrealized appreciation
   (depreciation) of investments..........  22,699,046 (10,530,039)   1,952,031
                                           ----------- -----------  -----------
    Net Assets............................ $59,254,095 $70,292,968  $35,722,891
                                           =========== ===========  ===========

--------
/1/SGF:$.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized.


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Three Months Ended March 31, 1999 (unaudited)

                                             SGF         SMDS         SSCY
                                         -----------  -----------  -----------
INCOME:
  Dividends............................. $   351,961  $ 1,638,802  $   217,785
  Interest..............................      36,730       35,331       14,718
                                         -----------  -----------  -----------
    Total Income........................     388,691    1,674,133      232,503
                                         -----------  -----------  -----------
EXPENSES:
  Accounting/Pricing services fees......       6,214        7,357        8,083
  Administration services fees..........       7,971        8,505        6,803
  Advisory fees (Note 2)................     109,261      112,676      123,093
  Custodian fees........................       5,371        7,158        4,986
  Directors' fees.......................       3,869        4,633        2,372
  Legal fees............................       2,000        2,400        1,200
  Miscellaneous fees....................       3,410        4,065        2,238
  Printing and postage fees.............       3,143        6,251        2,418
  Registration fees.....................      12,344       14,110       16,409
  Shareholder services fees.............       9,578       30,761       13,216
  Taxes other than income taxes.........       1,244        1,475          775
                                         -----------  -----------  -----------
    Total Expenses......................     164,405      199,391      181,593
                                         -----------  -----------  -----------
      Net Investment Income.............     224,286    1,474,742       50,910
                                         -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on
   investments..........................    (420,258)  (1,780,283)   1,358,884
  Net decrease in unrealized
   appreciation on investments..........  (2,449,741)  (5,282,083)  (5,595,886)
                                         -----------  -----------  -----------
  Net loss on investments...............  (2,869,999)  (7,062,366)  (4,237,002)
                                         -----------  -----------  -----------
    Net decrease in net assets resulting
     from operations.................... $(2,645,713) $(5,587,624) $(4,186,092)
                                         ===========  ===========  ===========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  --------------------------
                         3 Months Ended Year Ended   3 Months Ended Year Ended
                           03/31/99*     12/31/98      03/31/99*     12/31/98
                         -------------- -----------  -------------- -----------
OPERATIONS:
 Net investment income..  $   224,286   $   998,604   $ 1,474,742   $ 5,360,764
 Net realized gain
  (loss) on
  investments...........     (420,258)    4,896,340    (1,780,283)    3,596,392
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........   (2,449,741)      687,299    (5,282,083)  (19,590,880)
                          -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (2,645,713)    6,582,243    (5,587,624)  (10,633,724)
                          -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.00 and
  $0.59 per share,
  respectively, for SGF,
  $0.46 and $1.65,
  respectively, for
  SMDS).................          --     (1,034,331)   (1,474,742)   (5,360,764)
 From realized gains on
  investments ($0.00 and
  $2.43 per share,
  respectively, for
  SGF)..................          --     (4,304,696)          --            --
 In excess of net
  investment income
  ($0.02 and $0.40 per
  share for SMDS).......          --            --        (65,410)   (1,299,867)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                 (1,423,365)    1,902,474    (2,515,558)   (4,725,567)
                          -----------   -----------   -----------   -----------
 Total increase
  (decrease) in net
  assets................   (4,069,078)    3,145,690    (9,643,334)  (22,019,922)
NET ASSETS:
 Beginning of period....   63,323,173    60,177,483    79,936,302   101,956,224
                          -----------   -----------   -----------   -----------
 End of period
  (including
  undistributed net
  investment income of
  $224,286 and $0,
  respectively, for SGF,
  distributions in
  excess of net
  investment income of
  $65,410 and $0,
  respectively, for
  SMDS).................  $59,254,095   $63,323,173   $70,292,968   $79,936,302
                          ===========   ===========   ===========   ===========

                                                               SSCY
                                                    --------------------------
                                                    3 Months Ended Year Ended
                                                      03/31/99*     12/31/98
                                                    -------------- -----------
OPERATIONS:
 Net investment income.............................  $    50,910   $   388,213
 Net realized gain (loss) on investments...........    1,358,884    (1,159,153)
 Net decrease in unrealized appreciation of
  investments......................................   (5,595,886)   (4,996,458)
                                                     -----------   -----------
 Net decrease in net assets resulting from
  operations.......................................   (4,186,092)   (5,767,398)
                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.00 and $0.18 per
  share, respectively, for SSCY)...................          --       (410,582)
 From realized gains on investments ($0.00 and
  $0.04 per share, respectively, for SSCY).........          --        (96,899)
CAPITAL SHARE TRANSACTIONS:/2/                        (2,880,322)    9,687,236
                                                     -----------   -----------
 Total increase (decrease) in net assets...........   (7,066,414)    3,412,357
NET ASSETS:
 Beginning of period...............................   42,789,305    39,376,948
                                                     -----------   -----------
 End of period (including undistributed net
  investment income of $52,306 and $1,396,
  respectively, for SSCY)..........................  $35,722,891   $42,789,305
                                                     ===========   ===========

--------
*Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                  SGF
                            --------------------------------------------------
                            3 Months Ended 03/31/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............     43,700  $   1,455,974    318,761  $ 11,325,835
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --     140,694     4,684,002
                            ----------  -------------  ---------  ------------
                                43,700      1,455,974    459,455    16,009,837
Shares redeemed............    (86,271)    (2,879,339)  (403,301)  (14,107,363)
                            ----------  -------------  ---------  ------------
  Net increase (decrease)..    (42,571) $  (1,423,365)    56,154  $  1,902,474
                            ==========  =============  =========  ============
                                                 SMDS
                            --------------------------------------------------
                            3 Months Ended 03/31/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............     54,400  $   1,303,047    373,202  $  9,611,674
Shares reinvested from net
 investment income.........     39,365        946,636    141,500     3,873,947
                            ----------  -------------  ---------  ------------
                                93,765      2,249,683    514,702    13,485,621
Shares redeemed............   (202,356)    (4,765,241)  (660,216)  (18,211,188)
                            ----------  -------------  ---------  ------------
  Net decrease.............   (108,591) $  (2,515,558)  (145,514) $ (4,725,567)
                            ==========  =============  =========  ============
                                                 SSCY
                            --------------------------------------------------
                            3 Months Ended 03/31/99*    Year Ended 12/31/98
                            -------------------------  -----------------------
                              Shares        Value       Shares       Value
                            -------------------------  ---------  ------------
Shares issued..............     32,931  $     624,033  1,071,101  $ 24,120,897
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --      18,664       402,242
                            ----------  -------------  ---------  ------------
                                32,931        624,033  1,089,765    24,523,139
Shares redeemed............   (182,492)    (3,504,355)  (713,619)  (14,835,903)
                            ----------  -------------  ---------  ------------
  Net increase (decrease)..   (149,561) $  (2,880,322)   376,146  $  9,687,236
                            ==========  =============  =========  ============

--------
*Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 1999 (unaudited)
Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $13,179,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003 and
   $1,167,000 expires in 2005. SSCY

-------------------------------------------------------------------------------
March 31, 1999 (unaudited)

   has a capital loss carryover available to offset future capital gains, if any, of approximately $1,159,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

Note 2. - During the three months ended March 31, 1999, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows:
SGF--$109,261; SMDS--$112,676; SSCY--$123,093. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000

-------------------------------------------------------------------------------
March 31, 1999 (unaudited)

reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the three months ended March 31, 1999 caused the advisory fee to increase by $22,962.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc.

Pursuant to an agreement between The Bank of New York (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the three months ended March 31, 1999 were as follows:

                                                   SGF        SMDS       SSCY
                                                ---------- ---------- ----------
Cost of purchases.............................. $5,820,121 $2,736,231 $2,895,937
Proceeds of sales..............................  6,606,814  5,575,557  6,192,791

Note 4. - Stock Split

A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          3 Months       Year      Year    7 Months       Years Ended May 31,
                            Ended       Ended     Ended     Ended       -------------------------
                          03/31/99*    12/31/98  12/31/97  12/31/96      1996     1995     1994
                          ---------    --------  --------  --------     -------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 34.07     $ 33.39   $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89
                           -------     -------   -------   -------      -------  -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.124       0.570     0.550     0.312        0.556    0.537    0.510
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (1.564)      3.130     8.900     1.298        5.759    2.978    0.665
                           -------     -------   -------   -------      -------  -------  -------
    Total from
     investment
     operations.........    (1.440)      3.700     9.450     1.610        6.315    3.515    1.175
                           -------     -------   -------   -------      -------  -------  -------
  Less Distributions
  Dividends (from net
   investment income)...       --       (0.590)   (0.540)   (0.580)      (0.540)  (0.540)  (0.510)
  Distributions (from
   capital gains).......       --       (2.430)   (2.520)   (1.210)      (0.945)  (1.275)  (0.905)
                           -------     -------   -------   -------      -------  -------  -------
    Total
     distributions......       --       (3.020)   (3.060)   (1.790)      (1.485)  (1.815)  (1.415)
                           -------     -------   -------   -------      -------  -------  -------
Net Asset Value, End of
 Period.................   $ 32.63     $ 34.07   $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65
                           =======     =======   =======   =======      =======  =======  =======
Total Return............    (4.23%)      11.46%    36.06%     6.40%       29.62%   18.61%    5.92%
Ratios/Supplemental Data
  Net assets, end of
   period
   (in 000's)...........   $59,254     $63,323   $60,177   $44,801      $42,880  $31,719  $25,475
  Ratio of expenses to
   average net assets...      1.09%/1/    1.07%     1.11%     1.17%/1/     1.16%    1.31%    1.34%
  Ratio of net
   investment income to
   average net assets...      1.49%/1/    1.60%     1.87%     2.08%/1/     2.28%    2.70%    2.51%
  Portfolio turnover
   rate.................     10.04%      38.02%    34.40%    20.32%       15.41%   42.54%   49.81%
  Average commission
   rate paid............       N/R         N/R   $0.0509   $0.0537          N/A      N/A      N/A

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                              11
                          3 Months       Year      Year     Months       Years ended January 31,
                            Ended       Ended     Ended     Ended       ----------------------------
                          03/31/99*    12/31/98  12/31/97  12/31/96       1996      1995      1994
                          ---------    --------  --------  --------     --------  --------  --------
Net Asset Value,
 Beginning of Period....   $ 24.78     $ 30.25   $  27.43  $  27.40     $  24.84  $  28.69  $  29.91
                           -------     -------   --------  --------     --------  --------  --------
  Income From Investment
   Operations
  Net investment
   income...............     0.460       1.650      1.540     1.630        1.880     1.940     1.870
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (2.210)     (5.070)     3.200     0.160        2.600    (3.870)   (1.140)
                           -------     -------   --------  --------     --------  --------  --------
    Total from
     investment
     operations.........    (1.750)     (3.420)     4.740     1.790        4.480    (1.930)    0.730
                           -------     -------   --------  --------     --------  --------  --------
  Less Distributions
  Dividends (from net
   investment income)...    (0.460)     (1.650)    (1.540)   (1.630)      (1.890)   (1.920)   (1.940)
  Distributions (in
   excess of net
   investment income)...    (0.020)     (0.400)       --     (0.130)      (0.030)      --     (0.010)
  Return of capital.....       --          --      (0.380)      --           --        --        --
                           -------     -------   --------  --------     --------  --------  --------
    Total
     distributions......    (0.480)     (2.050)    (1.920)   (1.760)      (1.920)   (1.920)   (1.950)
                           -------     -------   --------  --------     --------  --------  --------
Net Asset Value, End of
 Period.................   $ 22.55     $ 24.78   $  30.25  $  27.43     $  27.40  $  24.84  $  28.69
                           =======     =======   ========  ========     ========  ========  ========
Total Return............    (7.17%)    (11.75%)     18.09%     7.12%       18.98%   (6.57%)     2.22%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $70,293     $79,936   $101,956  $103,780     $129,267  $134,066  $165,798
  Ratio of expenses to
   average net assets...      1.07%/1/    1.02%      1.02%     1.02%/1/     0.99%     1.08%     0.99%
  Ratio of net
   investment income to
   average net assets...      7.92%/1/    5.95%      5.48%     6.94%/1/     7.42%     7.71%     6.12%
  Portfolio turnover
   rate.................      3.80%      18.89%     42.47%    69.19%       53.30%    39.50%    19.15%
  Average commission
   rate paid............       N/R         N/R   $ 0.0505  $ 0.0498          N/A       N/A       N/A

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                    For the Period
                          3 Months       Year        Year      9 Months        Year        Year       04/12/93/1
                            Ended       Ended        Ended       Ended         Ended       Ended          /
                          03/31/99*    12/31/98   12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ to 03/31/94/3/
                          ---------    --------   ----------- -----------   ----------- ----------- --------------
Net Asset Value,
 Beginning of Period....   $ 20.11     $ 22.47      $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                           -------     -------      -------     -------       -------     -------       ------
Income from Investment Operations
Net investment income...     0.026       0.170        0.210       0.260         0.330       0.290        0.220
Net gains (losses) on
 securities (both
 realized and
 unrealized)............    (2.086)     (2.310)       6.800       1.740         3.040      (0.020)       0.450
                           -------     -------      -------     -------       -------     -------       ------
Total from investment
 operations.............    (2.060)     (2.140)       7.010       2.000         3.370       0.270        0.670
                           -------     -------      -------     -------       -------     -------       ------
Less Distributions
Dividends (from net
 investment income).....       --       (0.180)      (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
Distributions (from
 capital gains).........       --       (0.040)      (1.130)     (0.920)          --          --           --
                           -------     -------      -------     -------       -------     -------       ------
Total distributions.....       --       (0.220)      (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                           -------     -------      -------     -------       -------     -------       ------
Net Asset Value, End of
 Period.................   $ 18.05     $ 20.11      $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                           =======     =======      =======     =======       =======     =======       ======
Total Return............    (10.24%)     (9.58%)      42.37%      12.84%        26.18%       2.09%        5.51%/2/
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)......   $35,723     $42,789      $39,377     $21,691       $19,592     $14,058       $8,257
Ratio of expenses to
 average net assets.....      1.88%/2/    1.56%        1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
Ratio of net investment
 income to average net
 assets.................      0.53%/2/    0.80%        1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
Portfolio turnover
 rate...................      7.72%      35.74%       26.27%      35.86%        33.50%      30.20%       28.60%/2/
Average commission rate
 paid...................       N/R         N/R      $0.0548     $0.0579           N/A         N/A          N/A

--------
* Unaudited
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the transfer agent in advance.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SSCY pays annual dividends from net investment income. Distributions may be reinvested in additional shares of such Fund.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

c/o FIRST DATA DISTRIBUTORS, INC.
4400 Computer Drive,
Westborough, MA 01581
Telephone: 800-634-5726

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61767, King of Prussia, PA 19406-8767

   Distributed  by  First Data  Distributors,  Inc., 4400  Computer  Drive,
       Westborough, MA 01581--Date  of first use May  1999. This report is  to be preceeded  or accompanied  by a prospectus.  All indices are unmanaged groupings  of stock that are
                  not available for investment.

DIRECTORS                       OFFICERS

Lynne M. Cannon                 James W. Stratton                      James A. Beers
                                Chairman                               Vice President
John J. Lombard, Jr.
                                John A. Affleck                        Joanne E. Kuzma
Douglas J. MacMaster, Jr.       President, Stratton Monthly            Vice President
                                Dividend REIT Shares
Henry A. Rentschler
                                Gerard E. Heffernan                    Patricia Sloan
Merritt N. Rhoads, Jr.          President                              Secretary & Treasurer
                                Stratton Growth Fund
Richard W. Stevens
                                Frank H. Reichel, III                  Carol L. Royce
James W. Stratton               President,                             Assistant Secretary &
                                Stratton Small-Cap Yield Fund          Treasurer








INVESTMENT ADVISOR

  Stratton Management Company

  Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300

  Plymouth Meeting, PA 19462-1050, Telephone:610-941-0255


TRANSFER AGENT & DIVIDED PAYING AGENT

  First Data Investor Services Group, Inc.

  3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903

  Telephone:610-239-4600, 800-472-4266


CUSTODIAN BANK

  The Bank of New York

  48 Wall Street, New York, NY 10286


Visit the Stratton Mutual Funds web site at http//www.strattonmgt.com

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                                 MUTUAL FUNDS
--------------------------------------------------------------------------------


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